SUBSEQUENT EVENTS	12 Months Ended
Jun. 30, 2012
Subsequent Events [Abstract]
Note 14. SUBSEQUENT EVENTS

On July 24, 2012, the Company entered into amendments to the employment agreements with David Bernstein, Vlad Stelmak and Gail Babitt, our executive officers.  The terms of the amendments are identical for each executive officer.  Under the terms of these amendments the annual base salary of each executive officer will be $220,000 per year.  The executive officers will also receive an annual bonus of 1% of net sales, for all net sales in excess of $4,000,000.  Under the terms of the amendment the executive’s automobile allowance will be $1,235 per month. Additionally, the Company has agreed to reimburse the executive up to the maximum out-of-pocket health care expenses, representing the annual deductible, or portion thereof, and co-pays, excluding doctor’s visits and prescriptions, paid by the executive under our new health care insurance plan.